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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 6, 1998 included in the Ocean Energy, Inc. Form 8-K dated May 6, 1998 and to all references to our Firm included in this registration statement.


                                                      /s/ ARTHUR ANDERSEN LLP
                                                      -------------------------
                                                      ARTHUR ANDERSEN LLP

Houston, Texas
September 4, 1998